--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, For Use Of The Commission Only
     (As Permitted By Rule 14a-6(E)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         KANAKARIS COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
     ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
     ------------------------------------------------------------------------

     (5)  Total fee paid:
     ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
     ------------------------------------------------------------------------

     (3)  Filing Party:
     ------------------------------------------------------------------------

     (4)  Date Filed:
     ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         KANAKARIS COMMUNICATIONS, INC.
                             3303 HARBOR BLVD., F-3
                              COSTA MESA, CA 92626

                                  May ___, 2000

To Our Stockholders:

         You are cordially invited to attend the Special Meeting of Stockholders of Kanakaris Communications, Inc. which will be held at ____ __.m. local time on May 24, 2000, at _______________________________________________, California
92____ (the "Special Meeting"). All holders of record of our outstanding common stock and preferred stock as of April 14, 2000 are entitled to vote at the Special Meeting.

         Enclosed is a copy of the Notice of Special Meeting of Stockholders, proxy statement and proxy card. Stockholders will have an opportunity to ask questions at the Special Meeting.

         We hope you will be able to attend the Special Meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Special Meeting.

                                            Sincerely,

                                            /S/ ALEX KANAKARIS

                                            Alex F. Kanakaris
                                            Chief Executive Officer

                         KANAKARIS COMMUNICATIONS, INC.
                             3303 HARBOR BLVD., F-3
                              COSTA MESA, CA 92626

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2000


         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Kanakaris Communications, Inc., a Nevada corporation, will be held at ____ __.m. local time on May 24, 2000, at _______________________________________________,
California 92____ (the "Special Meeting"), for the following purposes:

         1. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to change our name to "Kanakaris Wireless";

         2. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to remove the provision that sets the authorized number of directors;

         3. To consider and vote upon a proposal to approve an amendment to our Certificate of Designation of Class A Convertible Preferred Stock that would increase the voting rights of the Class A Convertible Preferred Stock from three non-cumulative votes per share, voting together with our common stock on all matters on which the holders of our common stock are entitled to vote, to twenty non-cumulative votes per share on such matters;

         4. To consider and vote upon a proposal to approve Amended and Restated Articles of Incorporation that amend, restate and replace our current Articles of Incorporation and effect the principal changes in Proposals 1 through 3 above and various additional changes recommended by the Board of Directors; and

         5. To consider and vote upon a proposal to approve Amended and Restated Bylaws that modernize and conform our Bylaws to current Nevada law and provide that the acquisition of controlling interest provisions of the Nevada Corporations Code shall not apply in connection with the change in voting rights described in Proposal 3.

         Our Board of Directors has fixed the close of business on April 14, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and all adjourned meetings thereof.

                                              By Order of the Board of Directors

                                              /S/ ALEX KANAKARIS

                                              Alex F. Kanakaris, President

Dated: May ___, 2000

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                         KANAKARIS COMMUNICATIONS, INC.
                             3303 HARBOR BLVD., F-3
                              COSTA MESA, CA 92626

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2000
                              ---------------------

            THIS PROXY MATERIAL IS FIRST BEING MAILED TO STOCKHOLDERS
                            ON OR ABOUT MAY ___, 2000
                              ---------------------

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Kanakaris Communications, Inc., a Nevada corporation, for use at the Special Meeting of Stockholders to be held at ____ __.m. local time on May 24, 2000, at _____________________________________________, California 92____ (the "Special
Meeting"), and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "for" the approval of the proposals listed thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the our Secretary or by issuance of a subsequent proxy.

         At the close of business on April 14, 2000, the record date for determining stockholders entitled to notice of and to vote at the Special Meeting, we had issued and outstanding 31,090,775 shares of common stock, $.001 par value per share ("Common Stock"), and 1,000,000 shares of Class A Convertible Preferred Stock, $.01 par value per share ("Preferred Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Special Meeting, and each share of Preferred Stock entitles the holder of record thereof to three non-cumulative votes on any matter coming before the Special Meeting, with the Common Stock and Preferred Stock voting together as a single class. With respect to the approval of certain changes in the Preferred Stock, including the proposed increase in the voting rights of the Preferred Stock, the vote of the holders of a majority of the Preferred Stock, voting as a separate class, is also required. Only stockholders of record at the close of business on April 14, 2000 are entitled to notice of and to vote at the Special Meeting or at any adjournments thereof.

         Under Nevada law and our Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Generally, if a quorum is present, the affirmative vote of a majority of the shares represented and entitled to vote on any matter will constitute the act of the stockholders, provided the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the votes "against" the proposal.

         We will pay the expenses of soliciting proxies for the Special Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by our directors, officers and regular employees who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy cards will be mailed on or about the mailing date set forth above to all stockholders entitled to vote at the Special Meeting.

         The following table sets forth information as of April 14, 2000 with respect to the beneficial ownership of our capital stock by each person known to us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our Common Stock, each of our directors and executive officers, and all of our executive officers and directors as group. The following calculations of the percentages of outstanding shares are based on 31,090,775 shares of Common Stock outstanding as of April 14, 2000 (which excludes an aggregate of 9,894,128 shares of Common Stock issuable into escrow as security for performance of certain of our obligations pursuant to two private placements of debentures and warrants).

         Beneficial ownership shown below is determined in accordance with the rules of the Securities and Exchange Commission, which generally require inclusion of shares over which a person has voting or investment power. Share ownership in each case includes shares issuable upon exercise of outstanding options and warrants or conversion of outstanding shares of Class A Convertible Preferred Stock or debentures and interest payable thereon that are convertible within sixty days of April 14, 2000, as described in the footnotes below. Percentage of ownership is calculated pursuant to Securities and Exchange Commission Rule 13d-3(d)(i).


                                                                                             AMOUNT AND NATURE
                                                                                          OF BENEFICIAL OWNERSHIP
                                                                                          -----------------------
NAME AND ADDRESS OF BENEFICIAL OWNER(1)              TITLE OF CLASS                    NUMBER                PERCENT
---------------------------------------              --------------                    ------                -------
Alex F. Kanakaris..................................  Common                          5,015,147(2)              14.67%
                                                     Class A Convertible
                                                     Preferred                       1,000,000                100.00%

Bank Insinger de Beaufort
Herengtecht 551
1017 BW Amsterdam
Netherlands........................................  Common                          4,728,998(3)              13.26%

David Valenti
519 Idaho Avenue
Santa Monica, CA 90403.............................  Common                          2,497,280(4)              7.96%

Branch Lotspeich...................................  Common                          2,474,976(5)              7.66%

AJW Partners, LLC
155 First Street, Suite B
Mineloa, NY 11501..................................  Common                          1,941,430(6)              5.92%

New Millenium Capital Partners, II LLC
155 First Street, Suite B
Mineola, NY 11501..................................  Common                          1,941,430(6)              5.92%

John Robert McKay..................................  Common                          1,000,000(7)              3.18%

David T. Shomaker..................................  Common                             90,000(8)                *

Dr. Steven A. Newman...............................  Common                                 --                   --

Patrick McKenna....................................  Common                                 --                   --

All directors and executive officers
as a group (6 persons)(9)..........................  Common                          8,580,123                 24.01%
                                                     Class A Convertible
                                                     Preferred                       1,000,000                100.00%

-------------------------
* Less than 1%.
(1) Unless otherwise indicated, the address of each person in this table is c/o Kanakaris Communications, Inc., 3303 Harbor Boulevard, Suite F-3, Costa Mesa, California 92626. Messrs. Kanakaris, Lotspeich and McKay are directors and executive officers of our company. Mr. Shomaker is Acting Chief Financial Officer of our company.
(2) Consists of 1,915,147 shares of common stock issued and outstanding, 1,000,000 shares of common stock issuable upon conversion of Class A Convertible Preferred Stock and 2,100,000 shares of common stock issuable upon exercise of options.
(3) Represents 159,922 shares of common stock issued and outstanding, 3,969,076 shares of common stock issuable upon conversion of debentures and as payment of interest thereon and 600,000 shares of common stock issuable upon exercise of warrants. Because the number of shares of common stock issuable upon conversion of the debentures and as payment of interest thereon is dependent in part upon the market price of the common stock prior to a conversion and is subject to certain conversion limitations, the actual number of shares of common stock that will then be issued in respect of such conversions or interest payments cannot be determined at this time. The conversion limitations have been disregarded for purposes of the table.
(4) Consists of 2,197,280 shares of common stock issued and outstanding and 300,000 shares of common stock issuable upon exercise of options.
(5) Consists of 1,274,976 shares of common stock issued and outstanding and 1,200,000 shares of common stock issuable upon exercise of options.
(6) Represents 261,404 shares of common stock issued and outstanding, 1,417,526 shares of common stock issuable upon conversion of debentures and as payment of interest thereon and 262,500 shares of common stock issuable upon exercise of warrants. Because the number of shares of common stock issuable upon conversion of the debentures and as payment of interest thereon is dependent in part upon the market price of the common stock prior to a conversion and is subject to certain conversion limitations, the actual number of shares of common stock that will then be issued in respect of such conversions or interest payments cannot be determined at this time. The conversion limitations have been disregarded for purposes of the table.
(7) Consists of 655,000 shares of common stock issued and outstanding and 345,000 shares of common stock issuable upon exercise of options.
(8) Includes 60,000 shares held by Haynie & Company, a certified public accounting corporation that provides our company with certain accounting services and of which Mr. Shomaker is a minority shareholder. Mr. Shomaker disclaims beneficial ownership of the 60,000 shares held by Haynie & Company.
(9) Consists of 3,935,123 shares of common stock issued and outstanding, 1,000,000 shares of common stock issuable upon conversion of Class A Convertible Preferred Stock and 3,645,000 shares of common stock issuable upon exercise of options.

         The matters to be considered and acted upon at the Special Meeting are referred to in the preceding notice and are more fully discussed below.

                              --------------------

                              PROPOSALS 1 THROUGH 4

                     APPROVAL OF AMENDMENTS TO ARTICLES AND
                      AMENDMENT AND RESTATEMENT OF ARTICLES

         Our Board of Directors has approved the amendment and restatement of our Articles of Incorporation in the form attached hereto as EXHIBIT A (the "Restated Articles") and recommended that our stockholders consider and adopt the Restated Articles at the Special Meeting. Our current Articles of Incorporation (the "Current Articles"), initially were adopted in November 1991. Since that time, the Current Articles as well as applicable corporate law provisions have been amended numerous times.

         Proposals 1 through 4 are primarily intended to change our name, to eliminate the provision relating to the number of authorized directors, to increase the voting power of the Preferred Stock in order to discourage or render unsolicited takeover attempts more difficult, and to modernize the Current Articles generally by taking advantage of the most recent provisions of the Nevada Corporations Code and by deleting provisions of the Current Articles that are unnecessary, ineffective or otherwise inappropriate as a result of revisions to applicable law. If Proposals 1 through 4 are approved, the Restated Articles will become effective upon filing of the Restated Articles with the Secretary of State of the State of Nevada.

                              --------------------

                                   PROPOSAL 1

                APPROVAL OF ARTICLES AMENDMENT TO CHANGE OUR NAME

         Our Board of Directors has approved and is recommending to our stockholders for their approval an amendment to the Current Articles changing our name to "Kanakaris Wireless." This new name has been selected primarily because our management believes there are current or potential business opportunities pertaining to the expansion of wireless Internet connectivity in many areas, including in the areas of personal digital assistants, mobile computers, cellular phones, cars and consumer household appliances, that we may pursue in our quest to become a leader in the delivery of direct over the Internet content, including streaming movies and electronic books. In addition, wireless Internet connectivity also refers to the manner in which the World Wide Web is delivered to hardware devices, such as through satellite delivery. Wireless Internet connectivity is of a high bandwidth nature, which enhances the quality of delivery of our electronic content. Consequently, the Board of Directors feels it is appropriate to change our name to "Kanakaris Wireless."

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, is needed for the approval of this proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

         The Board of Directors recommends a vote FOR Proposal 1.

                              --------------------

                                   PROPOSAL 2

               APPROVAL OF ARTICLES AMENDMENT TO REMOVE PROVISION
                     SETTING AUTHORIZED NUMBER OF DIRECTORS

         The Board of Directors has approved and is recommending to our stockholders for their approval an amendment to the Current Articles which removes the provision that sets a range for our authorized number of directors. Under Nevada law, a corporation must have at least one director, and may but need not provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors within a fixed minimum and maximum, and for the manner in which the number of directors may be increased or decreased.

         Currently, there are five members on our Board of Directors. Article FIFTH of the Current Articles provides for an authorized range of not less than two nor more than five directors. The Board of Directors recommends removing this provision in order to enhance our flexibility to appoint additional directors from time to time who have skills and experience that will assist us in carrying out our business plan and achieving its goals. Removing the authorized range from the Current Articles will help avoid the need for us to incur the expense and invest the time needed for future proxy solicitations to increase the number of authorized directors as suitable candidates may arise from time to time. In addition, this amendment could assist us in attracting additional qualified directors who might not otherwise be able to begin serving as directors without waiting for stockholder approval of an increase in the size of the Board of Directors.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, is needed for the approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

         The Board of Directors recommends a vote FOR Proposal 2.

                              --------------------

                                   PROPOSAL 3

               APPROVAL OF CERTIFICATE OF DESIGNATION AMENDMENT TO
                INCREASE THE VOTING RIGHTS OF THE PREFERRED STOCK

         The Board of Directors, with Alex Kanakaris abstaining, has approved and is recommending to our stockholders for their approval an amendment to the Certificate of Designation of Class A Convertible Preferred Stock (the "Certificate of Designation") to increase the voting rights of the Class A Convertible Preferred Stock, which stock is referred to in this proxy statement as "Preferred Stock."

         The Certificate of Designation authorizes the issuance of 1,000,000 shares of Preferred Stock, all of which shares are issued and outstanding and are owned by Alex Kanakaris, our Chairman of the Board, President and Chief Executive Officer. Currently, Section 8 of the Certificate of Designation provides that each share of Preferred Stock has three non-cumulative votes, voting together with the Common Stock as a single class on all matters presented to the stockholders for action. In addition, Section 8 of the Certificate of Designation provides that the Preferred Stock has the right to vote separately on certain other matters, which include, among others, the amendment of any of the preferences or rights of the Preferred Stock.

         The Board of Directors recommends increasing the voting rights of the Preferred Stock from three non-cumulative votes per share to twenty non-cumulative votes per share. The primary reason for this recommendation is to help ensure that the business and the creative leadership and vision of Alex Kanakaris, our Chairman of the Board, President and Chief Executive Officer, can continue in the future.

         Approval of the proposed increase in voting rights could be deemed to have a potential anti-takeover effect. If adopted, the proposed amendment would increase the voting power in the hands of Mr. Kanakaris, one of our directors and officers. Mr. Kanakaris is a part of and may be viewed as friendly to incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt. The Board of Directors is, however, unaware of any present threat of any hostile takeovers involving our company.

         Because Mr. Kanakaris is the only holder of Preferred Stock, Mr. Kanakaris could benefit from the adoption of the proposed increase in voting rights by substantially increasing his voting control as one of our stockholders. Accordingly, as a member of the Board of Directors, Mr. Kanakaris may be viewed as having a conflict of interest in approving, and recommending that the stockholders approve, the proposed increase in voting rights. In addition, our other members of the Board of Directors may have a conflict of interest in recommending approval of this proposal to our stockholders because Mr. Kanakaris is a part of and may be viewed as friendly to the other incumbent members of the Board of Directors.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, and the affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, are needed for the approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

         The Board of Directors recommends a vote FOR Proposal 3.

                              --------------------

                                   PROPOSAL 4

                  APPROVAL OF AMENDED AND RESTATED ARTICLES TO
                       EFFECT PROPOSALS 1 THROUGH 3 AND TO
                   MODERNIZE AND CONFORM TO CURRENT NEVADA LAW

         The Board of Directors adopted all of the foregoing amendments as part of a complete restatement of the Current Articles. From time to time, we are required to deliver copies of our Current Articles to governmental and private entities in connection with our business activities. The Current Articles are comprised of five separate documents. By deleting unnecessary provisions, the proposed Restated Articles will update the Current Articles to be consistent with current Nevada law as well as eliminate the number of separate documents that are now required.

         As noted above, the Nevada Corporations Code has been revised in certain respects since our initial articles were filed in 1991. As a result of these revisions, many of the provisions of the Current Articles are unnecessary or otherwise inappropriate under current law. For example, the Current Articles have a broad purpose statement which states that we may engage in any lawful activity or practice, despite the provision in the Nevada Corporations Code that subject to any limitations contained in a corporation's articles of incorporation, every corporation generally has broad powers to, among other things, carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not the business is similar in nature to the objects set forth in its articles. Accordingly, the purpose clause is no longer necessary. The proposed Restated Articles incorporate a number of these types of changes, including among others the following:

         Article FIRST: Name of Our Company. Our name is proposed to be changed to Kanakaris Wireless in connection with the approval by the stockholders of Proposal 1.

         Article SECOND: Name and Address of Registered Agent. This provision is not required by the Nevada Corporations Code to be included in the Restated Articles and has been deleted.

         Article THIRD: Corporate Purpose. As discussed above, this provision is not required by the Nevada Corporations Code and has been deleted.

         Article FOURTH: Authorized Capital Stock (New Article SECOND). This provision has been revised to incorporate the terms of the Certificate of Designation that are relevant and/or required to be included in a Certificate of Designation or the Restated Articles. Such terms also have been revised to reflect the increase in voting rights of the Preferred Stock that is proposed under Proposal 3.

         Article FIFTH: Number and Style of Members of Governing Board. This provision has been deleted, as the style of the members is no longer required under the Nevada Corporations Code and the authorized range of number of directors is proposed to be deleted pursuant to Proposal 4.

         Article SIXTH: Non-Assessment of Capital Stock (New Article THIRD). This provision, which provides that no stock issued as fully paid up shall ever be assessable or assessed, and the articles of incorporation shall not be amended in this particular, has been retained.

         Article EIGHTH: Name and Address of Incorporators. This provision is not required by the Nevada Corporations Code to be included in the Restated Articles and has been deleted.

         Article NINTH: Duration of Existence. This provision is not required by the Nevada Corporations Code and has been deleted.

         Article TENTH: Stockholder Liability. This provision is duplicative of provisions in the Nevada Corporations Code and thus has been deleted.

         Article ELEVENTH: Powers of the Board of Directors. This provision is duplicative of provisions in the Nevada Corporations Code and thus has been deleted.

         In addition to the foregoing provisions, the Restated Articles include the provisions listed below, which are intended to update the Current Articles to be consistent with the current Nevada Corporations Code.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS (New Article FOURTH). Section
78.751 of the Nevada Corporations Code provides that we may include in our articles of incorporation, bylaws or agreements, provisions expanding rights to indemnification beyond that otherwise provided by the Nevada Corporations Code. The Nevada Corporations Code provides a detailed statutory framework covering indemnification of directors, officers or agents of a corporation who have been or are threatened to be made parties to any legal proceeding by reason of their service to a corporation ("indemnified parties"). Under Nevada law, indemnification must be made to indemnified parties who have been successful "on the merits or otherwise" with respect to the defense of any such proceeding, but Nevada law does not require indemnification in any other circumstances. We may not, however, indemnify persons who acted in a manner that they did not believe in good faith to be in or not opposed to our best interests or, with respect to any criminal proceeding, that they had reasonable cause to believe was unlawful. The Nevada Corporations Code permits a corporation to advance expenses incurred in defending such a proceeding if the indemnified party undertakes to repay such sums in the event it is later determined that he or she should not have been indemnified.

         The Board of Directors believes it is appropriate to provide mandatory indemnification to its officers and directors in response to the increasing hazard of unfounded litigation directed against directors and officers and its related expense and our potential liability, and in order to continue to attract and retain qualified directors and officers in light of these circumstances. Because the directors may have a beneficial financial interest in recommending that the stockholders adopt new Article FOURTH, they may be deemed to have a conflict of interest in recommending this proposal to the stockholders. At present, there is no pending litigation or proceeding involving any of our directors or officers for which indemnification would be required or permitted. Management is not aware of any threatened litigation or proceeding that could result in a claim for indemnification by any director or officer.

         LIMITATION OF LIABILITY OF DIRECTORS (New Article FIFTH). The Nevada Corporations Code permits a Nevada corporation to include in its articles of incorporation a provision that limits or eliminates, with certain exceptions, a director's personal liability for monetary damages resulting from a breach of his or her fiduciary duty of care to a corporation. Article FIFTH of the proposed Restated Articles eliminates, to the maximum extent permitted by the Nevada Corporations Code, a director's liability to us and our stockholders for monetary damages for breach of his or her fiduciary duty of care or other duty as a director by reason of any act or omission occurring after Article FIFTH becomes effective. Article FIFTH does not, however, eliminate or limit a director's liability for (i) any act or omission involving intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of unlawful distributions to stockholders. Furthermore, it does not limit liability for claims against a director arising out of his or her role as an officer or in any other capacity, nor does it affect the director's responsibilities under the federal securities laws or any other law. Because our directors may have a beneficial financial interest in this proposal, they may be deemed to have a conflict of interest in recommending it to the stockholders.

         The Board of Directors believes that the diligence exercised by directors arises primarily from their desire to act in our company's best interests and not from fear of monetary damage awards. The Board of Directors also believes, however, that effective corporate governance is hindered by the threat of personal liability for business judgments made in good faith by directors and the threat of lawsuits seeking to establish liability for good faith business judgments. Consequently, the Board of Directors believes that the elimination of liability provided by Article FIFTH will not affect the level of scrutiny and care exercised by our directors, but will instead serve our best interests by enhancing our ability to attract and retain qualified non-employee directors. The measures limiting the liability of directors are not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any present or potential member of the Board of Directors. We intend to continue to provide liability insurance for our directors and officers, to the extent such insurance is available to us on satisfactory terms, regardless of whether the stockholders approve this proposal. Article FIFTH will effectively eliminate a potential cause of action against one of our directors for damages for an alleged violation of the director's fiduciary duty to us. Management is not aware of any presently pending or threatened lawsuits to which Article FIFTH would apply if it were currently in effect.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, is needed for the approval of this proposal. In addition, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, voting as a separate class, is needed for the approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

         If Proposal 4 is not approved, the Current Articles as heretofore amended, will be retained and modified to the extent required to implement any of the foregoing proposals submitted to stockholders that are adopted.

         The Board of Directors recommends a vote FOR Proposal 4.

                              --------------------

                                   PROPOSAL 5

                   APPROVAL OF AMENDED AND RESTATED BYLAWS TO
                 MODERNIZE AND CONFORM TO CURRENT NEVADA LAW AND
                     PROVIDE FOR NON-APPLICABILITY OF NEVADA
                 "ACQUISITION OF CONTROLLING INTEREST" STATUTES

         The Board of Directors adopted the proposed Amended and Restated Bylaws attached hereto as EXHIBIT C (the "Restated Bylaws") as part of an amendment and complete restatement of our current Bylaws (the "Current Bylaws"). By deleting ineffective and unnecessary provisions and adding some additional provisions that the Board of Directors deems desirable and in our company's best interests, the proposed Restated Bylaws will update the Current Bylaws to be consistent with current Nevada law.

         As noted above, the Nevada Corporations Code has been revised in certain respects since the Current Bylaws were adopted. As a result of these revisions, certain of the provisions of the Current Bylaws are unnecessary, ineffective or otherwise inappropriate under current law. For example, the Current Bylaws set the number of directors at five members and allow the Board of Directors to revise that number within a range of one to fifteen. However, the Current Bylaws would allow the Board of Directors to change the range through an amendment to the Current Bylaws. Accordingly, a provision in the Bylaws setting a range of one to fifteen is not necessary. The proposed Restated Bylaws incorporate a number of these types of changes, as well as certain substantive changes, including the following:

         Article Two, Section 2.2. Annual Meetings (New Article II, Section 2). The date of the annual meeting of the stockholders has been changed from being fixed to being subject to determination by the Board of Directors.

         Article Two, Section 2.6. Quorum (New Article II, Section 5). A provision has been added such that if a quorum is lacking and a meeting is adjourned for more than forty-five (45) days or, if after adjournment, a new record date is fixed for the adjourned meeting, notice must be given to each stockholder of record entitled to vote at the meeting. This provision will provide stockholders with greater protection as it will require notice of meetings that are to be reconvened, which may potentially boost stockholder awareness and attendance at such meeting.

         Article Two, Section 2.7. Voting (New Article II, Section 6). This provision has been changed to add a sentence allowing for the continuance of business at a duly called or held meeting at which a quorum is present despite the withdrawal of enough stockholders to leave less than a quorum. This change allows the majority stockholders to exercise their will despite the threat that a few stockholders may depart from the meeting, thereby leaving less than a quorum.

         New Article II, Section 8. Conduct of Meetings. This new section vests with the Board of Directors, subject to Nevada law and our articles of incorporation, power to promulgate rules and procedures for the orderly conduct of stockholders' meetings. In the event no rules or procedures are promulgated, the Board of Directors will designate a chairman to govern the meeting; and in the absence of any such designation, our President will preside over the meeting.

         Article Two, Section 2.9. Proxy (New Article II, Section 9). Provisions have been added to conform to Nevada law. The Nevada Corporations Code establishes certain limitations on the validity of proxies, which limitations are described in Article II, Section 9 of the Restated Bylaws. In addition, provisions were added to provide that proxies are not valid upon the happening of certain events. These provisions are protective of stockholders because they prevent the exercise of the voting rights of such stockholders when the stockholder probably does not desire such exercise.

         New Article II, Section 11. Inspectors of Election. A new section has been added to provide the Board of Directors or the Chairman of the Board with the power to appoint inspectors of election to exercise various administrative powers in connection with voting of the shares represented at the meeting. This will aid in the conduct of the meeting in an orderly fashion.

         New Article II, Section 12. Action at Meetings of Stockholders. This new section describes in detail the type of notice required for the transaction of business at a stockholders' meeting and the amount of advance notice required.

         Article Three, Section 3.2. Number of Directors (New Article III,
Section 1). This section has been changed to provide our Board of Directors with greater flexibility when determining the number of members of its Board of Directors. The number of directors has been fixed at five, subject to resolution by the Board of Directors increasing or decreasing the number of directors. The new provisions will allow for both added flexibility and an increase in the number of directors without the necessity of a costly and time consuming undertaking to secure stockholder approval.

         New Article III, Section 10. Telephonic Meetings. This section has been added to expressly authorize telephonic meetings of the Board of Directors as is currently permitted by Nevada law. This section expressly allows the Board of Directors to meet as necessary without the cumbersome requirement of physical presence at a meeting.

         New Article IV, Section 5. Resignation. This section has been added to clarify, subject to any contractual arrangement, the ability of officers to resign at any time.

         Article Four, Section 4.1. Place (New Article II, Section 1). The undesignated place of meetings has been changed from our registered office in Nevada to our offices in California. This eliminates the possibility that a meeting might be required to be held in Nevada even though our primary operations are in California.

         Article Four, Section 4.4. Special Meetings (New Article IV, Section
4). This section has been changed slightly to clarify the steps required and permitted so that notice of a special meeting can properly be rendered. Certain forms of notice, such as facsimile transmission, have been added.

         Article Four, Section 4.5. Notice (New Article III, Section 12). This section has been changed to require notice, in the case of adjournment of any meeting for more than twenty-four (24) hours, to be provided to directors not present at the time of adjournment, and in the case of adjournment for less than twenty-four (24) hours, notice shall be given to absent directors unless the date, time and place is fixed at the meeting adjourned. This provides more clear guidance as to when notice is required and provides protection of directors' rights to notice of meetings.

         Article Four, Section 4.7. Quorum (New Article III, Section 8). This section has been changed to include a provision to the effect that a meeting at which quorum is initially present shall not continue to transact business in the absence of a quorum. This provision clarifies what is the logical result of determinations being made by a majority of the directors. Once a majority is lost, that is, there is no longer a quorum, the remaining directors no longer have the requisite power to transact business.

         Article Five, Section 5.3. Written Consent (New Article IV, Section 9). This section has been deleted as its substance has already been provided for in new Article IV, Section 9.

         Article Six, Section 6.1. Compensation (New Article III, Section 15). This section has been changed for purposes of clarity and simplicity. The language has been changed to simply allow for director compensation as determined in the discretion of the Board of Directors.

         New Article VII. General Provisions. This article provides for the exercise of power over our subsidiaries and provides an interpretive provision stating that the Bylaws should be read in light of Chapter 78 of the Nevada Revised Statutes.

         New Article VIII. Amendments. This article provides the manner in which the Bylaws may be amended by the stockholders and by the Board of Directors.

         Article Nine, Section 9.5. Voting Shareholder (New Article V, Sections 5 and 7). This section has been changed to clarify that only stockholder meetings require notice not more than 60 nor less than ten days prior to a meeting. The provisions relating to the record date for dividends are now covered by new Article V, Section 7.

         New Article IX. "Acquisition of Controlling Interest" Provisions of the Nevada General Corporation Law Shall Not Apply. Sections 78.378 to 78.3793, inclusive, of the Nevada Corporations Code generally restrict the acquiror of a controlling interest in a Nevada corporation from exercising the voting rights that accompany the control shares unless stockholder approval is obtained or unless the corporation's articles of incorporation or bylaws provide that these sections do not apply. New Article IX provides that these sections of the Nevada Corporations Code do not apply to the acquisition of a controlling interest by Alex Kanakaris pursuant to the increase in voting rights of the Preferred Stock from three non-cumulative votes per share to twenty non-cumulative votes per share as described in Proposal 3. If Proposal 3 is approved, the adoption of this provision will enable Mr. Kanakaris to exercise the increased voting rights of the Preferred Stock without regard to the acquisition of controlling interest sections of the Nevada Corporations Code.

         Article Ten. General Provisions (New Article III, Section 3). These sections have been deleted since the matters covered in such sections are already provided for in the general grant of power to the Board of Directors in new Article III, Section 3.

         Article Eleven. Indemnification (New Article VI). This Article has been replaced by new Article VI which provides in more detail the manner in which we must indemnify certain of our directors, officers and other agents.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, will be deemed approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

         The Board of Directors recommends a vote FOR Proposal 5.

                              --------------------

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by stockholders which are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by _______________, 200__ in order to be considered for inclusion in our proxy materials. Such proposals shall be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than _______________, 200__. If a stockholder fails to so notify us of any such proposal prior to such date, our management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in our proxy statement).

                         --------------------

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

OVERVIEW

         We are an Internet-based provider of online delivery of films and books. Our Internet web site, www.KKRS.Net, is the portal to all of the proprietary content and web sites of our company. Our films are accessible by Internet users at access rates from 56K to broadband. We have over 250 on-demand movies available with full-screen scalability and television quality. We have over 300 books online available. The books feature re-sizable type, the ability to turn pages without scrolling and the ability to search by word or phrase. In addition, currently we offer other content at www.KKRS.Net, including co-branded auctions, classified ads and personal ads.

         In addition to our Internet and e-commerce businesses, we design, manufacture and install ergonomic data control console systems for high-end computer command centers used by governmental agencies and Fortune 500 and other companies. Our customers include NASA, the Federal Bureau of Investigation, the United States Navy, Bank of America, Mitsubishi and many others.

         Our company is a Nevada corporation that was incorporated on November 1, 1991 and is the sole shareholder of Kanakaris InternetWorks, Inc. Kanakaris InternetWorks, Inc. is the sole shareholder of Desience Corporation. Our common stock is currently traded on the OTC Bulletin Board under the ticker symbol "KKRS."

         To date, substantially all of our revenues have been derived through sales of our data control console systems. Our current business strategy includes expansion of our data control console business and a significant emphasis upon developing and expanding our Internet and e-commerce businesses. In that regard, we anticipate deriving revenue from, among other sources:

         o rental and sales of online, downloaded and print books and other written materials;
         o   movie subscription and pay-per-view fees;
         o   classified and personal ad advertising fees;
         o fees based on the value of items auctioned through our Internet Lifestyle Network; and
         o   sales of downloadable music.

         We expect to continue to place significant emphasis upon the further development and expansion of our Internet and e-commerce businesses. We expect to increase our sales and marketing expenses in the near term. We intend to increase our marketing efforts substantially in order to develop awareness and brand loyalty for our Internet-based products and services and to generate revenues from those who visit our Internet sites. These marketing efforts will require a considerable effort on our part.

         We also intend to continue to invest in the development of new products and services, complete the development of our products and services currently under development and expand our network.

         We have incurred significant losses since our inception. As of December 31, 1999, we had an accumulated deficit of $10,080,424. We expect to incur substantial operating losses for the foreseeable future. Our results of operations have been and may continue to be subject to significant fluctuations. The results for a particular period may vary due to a number of factors, many of which are beyond our control, including:

         o the timing and nature of revenues from our Internet and e-commerce businesses and data control console product sales that are recognized during any particular quarter;
         o the impact of price competition on our average prices for our products and services;
         o market acceptance of new product or service introductions by us or our competitors;
         o   the timing of expenditures in anticipation of future sales;
         o   product returns;
         o   the financial health of our customers;
         o the overall state of the Internet and e-commerce industries and the data control console industries; and
         o   economic conditions generally.

         Any of these factors could cause operating results to vary significantly from prior periods and period-to-period. As a result, we believe that period-to-period comparisons of our results of operations are not necessarily meaningful and should not be relied upon as any indication of future performance. Fluctuations in our operating results could cause the price of our common stock to fluctuate substantially.

RESULTS OF OPERATIONS

THREE MONTHS ENDED DECEMBER 31, 1999 AND 1998

         Net sales decreased $133,667 or 58.8%, from $227,255 for the three months ended December 31, 1998 to $93,588 for the three months ended December 31, 1999. This decrease in total sales was primarily due to a decrease in sales of our OPCON Module System which the Company believes to be a result of normal fluctuations in the timing of orders for the Company's products. The portion of net sales derived from our e-commerce businesses decreased $24,828 or 98.9%, from $25,106 for the three months ended September 30, 1998 to $278 for the three months ended December 31, 1999 due to a shift in our focus from establishing web sites to providing downloadable content. The portion of net sales derived from the sales of our data control console systems decreased $108,839 or 53.8%, from $202,149 for the three months ended December 31, 1998 to $93,310 for the three months ended December 31, 1999.

         Gross profit decreased $76,509 or 74.8%, from $102,267 for the year ended December 31, 1998 to $25,758 for the three months ended December 31, 1999. The decrease in gross profit and corresponding decrease in gross margin from 45.0% to 27.5% was primarily due to the purchase of intangible movie rights for use on our web sites.

         Total operating expenses increased $1,561,516 from $182,847 for the three months ended December 31, 1998 to $1,744,363 for the three months ended September 30, 1999. This increase in total operating expenses was primarily due to a significant increase in our consulting fees from $11,000 for the three months ended December 31, 1998 to $1,065,480 for the three months ended December 31, 1999 and an increase in marketing and investment costs and professional fees from $25,201 for the three months ended December 31, 1998 to $427,888 for the three months ended December 31, 1999.

FISCAL YEARS ENDED SEPTEMBER 30, 1999 AND 1998

         Net sales increased $48,853 or 5.3%, from $919,905 for the year ended September 30, 1998 to $968,758 for the year ended September 30, 1999. This slight increase in total sales was primarily due to an increase in sales of our OPCON Module System. The portion of net sales derived from our e-commerce businesses decreased $58,621 or 65.3%, from $89,783 for the year ended September 30, 1998 to $31,162 for the year ended September 30, 1999 primarily due to a shift in our focus from establishing web sites to providing downloadable content. The portion of net sales derived from the sales of our data control console systems increased $107,474 or 13.0%, from $830,122 for the year ended September 30, 1998 to $937,596 for the year ended September 30, 1999.

         Gross profit decreased $131,505 or 30.0%, from $438,556 for the year ended September 30, 1998 to $307,051 for the year ended September 30, 1999. The decrease in gross profit and corresponding decrease in gross margin from 47.7% to 31.7% was primarily due to the purchase of intangible movie and book rights for use on our web sites. During the fourth quarter of the year ended September 30, 1999, we generated net sales of $196,591. Because our cost of sales was $204,455 during that period, we incurred a negative gross profit of $7,864. This negative gross profit was primarily due to a significant increase in web hosting and design costs relating to our NetBooks.com and NetMovieMania.com web sites without a commensurate increase in our net sales.

         Total operating expenses decreased $830,180, or 18.4%, from $4,503,430 for the year ended September 30, 1998 to $3,673,250 for the year ended September 30, 1999. This decrease in total operating expenses was primarily due to a significant decrease in our consulting fees from $3,241,466 for the year ended September 30, 1998 to $1,339,287 for the year ended September 30, 1999. This decrease in consulting fees was primarily due to the use of stock for payment of these costs at a lower stock value.

         Other expense was $175,661 for the year ended September 30, 1999, as compared with other income of $8,475 for the year ended September 30, 1998. The resultant other expense was primarily due to an increase in interest and financing expense from $0 for the year ended September 30, 1998 to $208,641 for the year ended September 30, 1999.

         Total net loss decreased $514,539 or 12.7%, from $4,056,399 for the year ended September 30, 1998 to $3,541,860 for the year ended September 30, 1999. For the year ended September 30, 1998, our e-commerce businesses experienced a net loss of $4,004,486 as compared with a net loss of $3,692,570 for the year ended September 30, 1999. For the year ended September 30, 1998, our data control console business experienced a net loss of $51,913 as compared with a net profit of $150,710 for the year ended September 30, 1999. During the fourth quarter of the year ended September 30, 1999, we incurred a net loss of $1,376,387 primarily due to an increase in marketing costs related to promoting our company and its products and services, an increase in interest expense related to our newly issued debentures, an increase in professional fees related to the preparation of this prospectus and an increase in consulting fees.

YEAR ENDED SEPTEMBER 30, 1998 AND PERIOD FROM FEBRUARY 25, 1997 (INCEPTION) TO SEPTEMBER 30, 1997

         Net sales were $919,905 and $8,475 for the year ended September 30, 1998 and the period from inception to September 30, 1997, respectively. This significant increase in net sales was due to the acquisition of Desience Corporation during fiscal 1998 and the inclusion of Desience Corporation's net sales in fiscal 1998.

         Gross profit increased $430,081 from $8,475 for the period from inception to September 30, 1997 to $438,556 for the year ended September 30, 1998. This increase was due to the acquisition of Desience Corporation during fiscal 1998 and the inclusion of Desience Corporation's net sales for fiscal 1998.

         Total operating expenses increased $3,723,939 from $779,491 to $4,503,430 partially due to the acquisition of Desience Corporation during fiscal 1998 and the inclusion of Desience Corporation's operating expenses for fiscal 1998. During fiscal 1998, our consulting fees were $3,241,466 as compared with $453,841 for the period from inception to September 30, 1997. This increase in consulting fees was due to recording the stock issued for consulting services as an expense using the fair value of the stock as of the date of issue, which value was significantly higher in 1998 than in 1997.

LIQUIDITY AND CAPITAL RESOURCES

         From February 25, 1997 through December 31, 1999, we funded our operations primarily from equity investments through private placements of our securities, including our convertible debentures, proceeds from our line of credit and revenue generated from our operations.

         As of December 31, 1999, we had a negative working capital of $1,696,627 and an accumulated deficit of $10,080,424. As of that date, we had $141,572 in cash and cash equivalents and $46,428 in accounts receivable. We also had obligations under our debentures in the amount of $957,500.

         Cash used in our operating activities totaled $506,079 for the three months ended December 31, 1999 as compared to $40,908 for the three months ended December 31, 1998. Cash provided by our investing activities totaled $52,088 for the three months ended December 31, 1999 as compared to no cash provided by our investing activities for the three months ended December 31, 1998.

         Cash provided by our financing activities was $440,500 for the three months ended December 31, 1999. $337,500 of that amount was raised through the issuance of our debentures. Cash provided by our financing activities was $57,125 for the three months ended December 31, 1998.

         On February 25, 1999, we obtained a $5,000,000 revolving line of credit from Alliance Equities. On April 7, 1999, this line of credit was increased to $7,000,000. The February 25, 1999 agreement memorializing our arrangement with Alliance Equities provides that a definitive agreement is to be negotiated within seven days of that date. Prior to December 10, 1999, the parties had not finalized a definitive agreement and had operated under the February 25, 1999 agreement as amended by the April 7, 1999 amendment. On December 10, 1999, the parties executed a definitive agreement relating to the revolving line of credit. The agreement provides that our company may draw up to $500,000 per month on the line of credit, up to a maximum aggregate borrowing of $7,000,000. Interest accrues at the rate of 10% per annum, with unpaid principal and accrued interest due at maturity on December 10, 2001, unless the line of credit is terminated earlier by mutual agreement of the parties upon 30 days' prior written notice, is prepaid by us or is converted into shares of our common stock by us, by the lender or automatically upon the happening of certain events.

         At any time or times prior to maturity, our company may convert any portion of the unpaid principal balance into shares of our common stock, or the lender may convert up to 50% of the unpaid principal balance, at a conversion price equal to the average market price for our common stock for the 30 days prior to the conversion. The unpaid principal balance of the line of credit is automatically convertible into shares of our common stock if we fail to pay the unpaid principal and interest due at maturity, at a conversion price equal to the average market price for our common stock for the 30 days prior to the conversion. Alternatively, the unpaid principal balance of the line of credit is automatically convertible into shares of our common stock if we close a financing in which the aggregate gross proceeds received by us equal or exceed $7,000,000, in which case a total of 50% of the entire original line of credit amount (which is the aggregate of amounts previously converted at that time plus non-converted amounts equaling a maximum of 50% of the entire original line of credit amount) will be converted at a conversion price equal to the average market price of our common stock as exists thirty days prior to such automatic conversion.

         In January 2000, our convertible debentures that were outstanding as of December 31, 1999 were converted into an aggregate of 1,783,334 shares of our common stock. In addition, during February 2000 we issued $1,000,000 of our 10% Convertible Subordinated Debentures due February 1, 2001. The net proceeds of that offering, after the payment of finder's fees and before the payment of other related expenses, was $870,000.

         We believe that current and future available capital resources, revenues generated from operations, and other existing sources of liquidity, including our revolving line of credit with Alliance Equities, will be adequate to meet our anticipated working capital and capital expenditure requirements for at least the next 12 months. If, however, our capital requirements or cash flow vary materially from our current projections or if unforseen circumstances occur, we may require additional financing sooner than we anticipate. Failure to raise necessary capital could restrict our growth, limit our development of new products and services or hinder our ability to compete.

                         --------------------

                        CHANGE IN INDEPENDENT ACCOUNTANTS

         In May 1998, our company engaged Weinberg & Company, P.A. as the independent certified public accountants for our company and its subsidiaries. Prior thereto, Tanner + Co. served as the independent certified public accountant for our company's subsidiaries. The change in accountants from Tanner & Co. to Weinberg & Company, P.A. was effective for the audit of the financial statements for the year ended September 30, 1997, was unanimously approved by our Board of Directors and was not due to any disagreements between our company or its subsidiaries and Tanner + Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. We do not anticipate that our accountants will be present at the Special Meeting.

                         --------------------

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to reporting requirements of Section 13 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder and have filed various reports and statements with the Securities and Exchange Commission, Washington, D.C. 20549. Such reports and statements may be inspected without charge at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048 and at Citicorp Center, 50 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of these documents may be obtained from the Commission at its principal office in Washington, D.C. upon the payment of the charges prescribed by the Commission.

         The Commission maintains a web site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission. The Commission's address on the World Wide Web is http://www.sec.gov.

                                   EXHIBIT A

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                         KANAKARIS COMMUNICATIONS, INC.


To the Secretary of State
State of Nevada

         Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers of the Corporation hereinafter named, which is a corporation for profit organized under the laws of the State of Nevada, do hereby certify that the following is the entire text of the Articles of Incorporation of the Corporation as heretofore amended and as hereby restated:

[INDICATE APPROVAL OF BOARD AND APPROVAL OF COMMON STOCK AND CLASS A PREFERRED?]

         FIRST:    The name of the Corporation is Kanakaris Wireless.

         SECOND:

         SECTION 1. AUTHORIZED SHARES. The total number of shares which the Corporation shall have authority to issue is one hundred five million (105,000,000) shares of capital stock, of which one hundred million (100,000,000) shares shall be designated common stock, par value of $.001 per share ("Common Stock"), one million (1,000,000) shares shall be designated Class A Convertible Preferred Stock, par value of $.01 per share ("Class A Preferred"), and four million (4,000,000) shares shall be designated Preferred Stock, par value of $.01 per share.

         SECTION 2. CLASS A CONVERTIBLE PREFERRED STOCK. Shares of Class A Preferred shall have the following voting and other powers, preferences and relative, participating, optional or other rights and the following qualifications, limitations and restrictions:

                  2.1 RANK. All shares of Class A Preferred shall rank prior to all shares of the Corporation's Common Stock, now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  2.2 DIVIDENDS. The holders of Class A Preferred are entitled to receive, in any fiscal year, if, when and as declared by the Corporation's Board of Directors, out of any assets at the time legally available therefor, dividends in cash, before any dividend is paid on Common Stock. Dividends may be declared and paid on Common Stock in any fiscal year only if dividends shall have been paid to or declared and set apart on all Class A Preferred. The right to dividends on Class A Preferred shall not be cumulative, and no right shall accrue to holders of Class A Preferred by reason of the fact that dividends on that stock are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue interest.

                  2.3 LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of the Corporation, holders of Class A Preferred are entitled to receive $.10 in cash per share plus accumulated and unpaid dividends out of assets available for distribution to stockholders, prior to any distribution to holders of Common Stock or any other stock ranking junior to the Class A Preferred. If, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Class A Preferred (and with respect to any other Preferred Stock ranking on a parity with the Class A Preferred in any such distribution) are not paid in full, the holders of the Class A Preferred (and of such other Preferred Stock) will share ratably in any such distribution of assets in proportion to the full preferential amounts to which such shares are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Class A Preferred will not be entitled to any further participation in any distribution of assets by the Corporation.

                  A consolidation or merger of the Corporation with or into any other corporation or a sale of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  2.4 REDEMPTION. The Class A Preferred may be redeemed by the Corporation at any time upon thirty (30) days' written notice at a redemption price of $.50 per share. Holders of Class A Preferred shall have the right to convert their shares of Class A Preferred into Common Stock during this thirty
(30)-day period. The redemption price shall be payable together with accumulated and unpaid dividends to the date fixed for redemption. If full cumulative dividends on the Class A Preferred through the most recent dividend payment date have not been paid, the Class A Preferred may not be redeemed in part unless approved by the holders of a majority of shares of Class A Preferred then outstanding, and the Corporation may not purchase or acquire any share of Class A Preferred other than pursuant to a purchase or exchange offer made on the same terms to all holders of Class A Preferred. If less than all of the outstanding shares of Class A Preferred are to be redeemed, the Corporation will select those to be redeemed by lot or a by a substantially equivalent method.

                  The shares of Class A Preferred are not subject to any sinking fund or any other similar provision.

                  The redemption by the Corporation of all or any part of the Class A Preferred is subject to the availability of cash. Moreover, shares of capital stock shall not be redeemed when the capital of the Corporation is impaired or when the redemption would cause any impairment of capital.

                  2.5 CONVERSION RIGHTS. Holders of the Class A Preferred will have the right, at their option, to convert such shares into shares of Common Stock at any time at the conversion rate then in effect; provided that, if any of the Class A Preferred is redeemed, the conversion rights pertaining thereto will terminate on the third business day preceding the redemption date.

                  Each share of Class A Preferred will be initially convertible into one (1) share of Common Stock. No fractional share or scrip representing a fractional share will be issued upon conversion of the Class A Preferred. Cash will be paid in lieu of fractional shares.

                  The conversion rate will be appropriately adjusted if the Company (a) pays a dividend or makes a distribution on its shares of Common Stock (but not the Class A Preferred) which is paid or made in shares of Common Stock, (b) subdivides or reclassifies its outstanding shares of Common Stock,
(c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (d) issues shares of Common Stock, or issues rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock), at a price per share less than the conversion price in effect immediately prior to the issuance thereof, or (e) distributes to all holders of its Common Stock evidences of its indebtedness or assets (excluding any dividend paid in cash out of legally available funds) subject to the limitation that adjustments by reason of any of the foregoing need not be made until they result in a cumulative change in the conversion rate of at least five percent (5%). The conversion rate will not be adjusted upon the conversion of shares of Class A Preferred or presently outstanding stock options or warrants. For the purpose of making the above adjustments, the market price of a share of Common Stock shall be the average of the closing bid and asked prices for the Common Stock on the Over-The-Counter market.

                  In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation, there will be no adjustment of the conversion price, but each holder of shares of Class A Preferred then outstanding will have the right thereafter to convert such shares into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such shares been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance. In the case of a cash merger of the Company into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions would be that the conversion features of the Class A Preferred would thereafter be limited to converting the Class A Preferred at the conversion price in effect at such time into the same amount of cash per share that such holder would have received had such holder converted the Class A Preferred into Common Stock immediately prior to the effective date of such cash merger or transaction. Depending upon the terms of such cash merger or transaction, the aggregate amount of cash so received in conversion could be more or less than the liquidation preference of the Class A Preferred.

                  Class A Preferred may be converted upon surrender of the stock certificate at least three (3) days prior to the redemption date at the offices of the Corporation with the form of "Election to Convert" on the reverse side of the stock certificate completed and executed as indicated. Shares of Common Stock issued upon conversion will be fully paid and non-assessable.

                  2.6 VOTING RIGHTS. Each share of Class A Preferred shall have twenty non-cumulative votes. Shares of Common Stock and Class A Preferred vote as a single class on all matters presented to the stockholders for action. Without the affirmative vote of the holders of a majority of the Class A Preferred then outstanding, voting as a separate class, the Corporation may not
(i) amend, alter or repeal any of the preferences or rights of the Class A Preferred, (ii) authorize any reclassification of the Class A Preferred, (iii) increase the authorized number of shares of Class A Preferred or (iv) create any class or series of shares ranking prior to the Class A Preferred as to dividends or upon liquidation.

                  2.7 STATUS OF ACQUIRED SHARES. Shares of Class A Preferred redeemed by the Company or received upon conversion or otherwise acquired by the Company will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class, and may thereafter be issued, but not as shares of Class A Preferred.

                  2.8 PREEMPTIVE RIGHTS. The Class A Preferred is not entitled to any preemptive or subscription rights in respect of any securities of the Company.

         SECTION 3. PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time in one or more classes or series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said classes or series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such class or series may differ from those of any and all other classes or series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority, subject to any limitations contained in any class or series of Preferred Stock at any time outstanding, to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such class or series, including, but without limiting the generality of the foregoing, the following:

                  (i) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such class or series, which number (except as otherwise provided by the Board of Directors in the resolution establishing such class or series) may be increased or decreased (but not below the number of shares of such class or series then outstanding) from time to time by like action of the Board of Directors;

                  (ii) The rights in respect of dividends, if any, of such class or series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

                  (iii) The right, if any, of the holders of such class or series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation and the terms and conditions of such conversion or exchange;

                  (iv) Whether or not shares of such class or series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such class or series of Preferred Stock may be redeemed;

                  (v) The rights, if any, of the holders of such class or series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

                  (vi) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such class or series of Preferred Stock;

                  (vii) The voting powers, if any, of the holders of any class or series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a class or series by itself or together with the holders of any other class or classes or series of the same or other class or classes of Preferred Stock or all classes or series of Preferred Stock, to elect one or more directors of the Corporation (which, without limiting the generality of the foregoing, may include a specified number or portion of the then-existing number of authorized directorships of the Corporation, or a specified number or portion of directorships in addition to the then-existing number of authorized directorships of the Corporation) generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto; and

                  (viii) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

         THIRD: The capital stock of the Corporation, after the amount of the subscription price has been paid in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any other purpose, and no stock issued as fully paid up shall ever be assessable or assessed, and the articles of incorporation shall not be amended in this particular.

         FOURTH: The Corporation shall, to the fullest extent permitted by Nevada Revised Statutes section 78.751, as the same may be amended, supplemented or replaced from time to time, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Pursuant to said section 78.751, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

         FIFTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Nevada Revised Statutes as the same exist or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

         IN WITNESS WHEREOF, the undersigned officers have hereunto subscribed our names this _____ day of May, 2000.


                                                 -------------------------------
                                                 Alex F. Kanakaris, President



                                                 -------------------------------
                                                 Branch L. Lotspeich, Secretary

                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF ORANGE           )

         On May ___, 2000, before me, _____________________, a Notary Public, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                                 -------------------------------
                                                 Notary's Signature



STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF ORANGE           )

         On May , 2000, before me, ___________________________, a Notary Public, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                                 -------------------------------
                                                 Notary's Signature

                                   EXHIBIT B


                           AMENDED AND RESTATED BYLAWS
                                       OF
                         KANAKARIS COMMUNICATIONS, INC.


                                    ARTICLE I

                                     OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office of the corporation in the State of Nevada shall be designated by the Board of Directors in accordance with applicable law.

         SECTION 2. OTHER OFFICES. The corporation may also have offices in such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 1. PLACE OF ANNUAL MEETINGS. Annual meetings of the stockholders shall be held at the office of the corporation in the City of Costa Mesa, State of California or at such other place, within or without the State of California, as shall be designated by the Board of Directors.

         SECTION 2. DATE OF ANNUAL MEETINGS; ELECTION OF DIRECTORS. Annual meetings of the stockholders shall be held at such time and date as the Board of Directors shall determine. At each such annual meeting, the stockholders of the corporation shall elect a Board of Directors by plurality vote and transact such other business as may properly be brought before the meeting in accordance with
Section 12 of this Article II.

         SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, by the Articles of Incorporation or by these Bylaws, may be called by the President and shall be called by the President and Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and shall contain the information required in notices of meetings as described in Section 4 of this Article II.

         SECTION 4. NOTICES OF MEETINGS. Notices of meetings of the stockholders shall be in writing and signed by the President, a Vice President, the Secretary, an Assistant Secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place where, it is to be held. A copy of such notice shall be either delivered personally or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to the stockholder at his address as it appears upon the records of the corporation, and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice delivered or mailed to a stockholder in accordance with the provisions of these Bylaws and the provisions, if any, of the Articles of Incorporation is sufficient, and in the event of the transfer of such stockholder's stock after such delivery or mailing and before the holding of the meeting, it is not necessary to deliver or mail notice of the meeting to the transferee.

         SECTION 5. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by the statutes of Nevada or by the Articles of Incorporation. Regardless of whether or not a quorum is present or represented at any annual or special meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present in person or represented by proxy, provided that when any stockholders' meeting is adjourned for more than forty-five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

         SECTION 6. VOTE REQUIRED. When a quorum is present or represented at any meeting, the holders of a majority of the stock present in person or represented by proxy and voting shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes of Nevada, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         SECTION 7. SHARE VOTING. Unless the Articles of Incorporation or the statutes of Nevada provide otherwise, each stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

         SECTION 8. CONDUCT OF MEETINGS. Subject to the requirements of the statutes of Nevada, and the express provisions of the Articles of Incorporation and these Bylaws, all annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be designated by the Board of Directors and, in the absence of any such designation, shall be the President of the corporation.

         SECTION 9. PROXIES. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until (i) an instrument revoking it or duly executed proxy bearing a later date is filed with the Secretary of the corporation or, (ii) the person executing the proxy attends such meeting and votes the shares subject to the proxy, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted. No proxy or power of attorney shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election.

         SECTION 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the corporation's Articles of Incorporation or by applicable law, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation's Secretary. Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

         The Board of Directors may fix a record date for the determination of stockholders entitled to consent to corporate action in writing without a meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is set, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Secretary of the corporation.

         SECTION 11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, then, unless other persons are appointed by the Board of Directors prior to the meeting, the chairman of any such meeting shall appoint inspectors of election (or persons to replace those who fail to appear or refuse to act) at the meeting. The number of inspectors shall not exceed three.

         The duties of such inspectors shall include: (a) determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (b) receiving votes, ballots or consents; (c) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (d) counting and tabulating all votes or consents and determining the result; and (e) taking such other action as may be proper to conduct the election or vote with fairness to all stockholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

         SECTION 12. ACTION AT MEETINGS OF STOCKHOLDERS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or
(c) otherwise properly brought before the annual meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 12.

         In addition to any other applicable requirements, for business properly to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Chairman of the Board, if any, the President, or the Secretary of the corporation.

         To be timely, a stockholder's notice which includes a proposal for the company's annual meeting must be received at the principal executive offices of the corporation not less than one hundred twenty (120) days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting; provided, however, that in the event the company did not hold an annual meeting the previous year or if the date of this year's annual meeting has been changed by more than thirty (30) days from the date of the previous year's meeting, then the deadline is a reasonable time before the company begins to print and mail its proxy materials. For a stockholder's notice which includes a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the company begins to print and mail its proxy materials. Notwithstanding any of the provisions contained herein, any notice which includes a proposal which seeks action by the corporation's stockholders at any meeting shall comply with the guidelines established by Regulation 14A of the Securities Exchange Act of 1934, as amended, to the extent such regulation is then applicable to the corporation.

         To be in proper written form, a stockholder's notice must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

         No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 12; provided, however, that, once business has been brought properly before the annual meeting in accordance with such procedures, nothing in this Section 12 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not brought properly before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not brought properly before the meeting and such business shall not be transacted.

         Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

         Whenever any notice whatever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE III

                                    DIRECTORS

         SECTION 1. NUMBER OF DIRECTORS. The exact number of directors that shall constitute the authorized number of members of the Board shall be five
(5), all of whom shall be at least 18 years of age. The authorized number of directors may from time to time be increased or decreased by resolution of the directors of the corporation amending this section of the Bylaws in compliance with Article VIII, Section 2 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office. Except as provided in Section 2 of this
Article III, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         SECTION 2. VACANCIES. Vacancies, including those caused by (i) the death, removal, or resignation of directors, (ii) the failure of stockholders to elect directors at any annual meeting and (iii) an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. The Board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the Secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall be filled only by the stockholders. The stockholders may elect a director at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

         SECTION 3. AUTHORITY. The business of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors or a committee thereof.

         SECTION 4. MEETINGS. The Board of Directors of the corporation may hold meetings, both regular and special, at such place, either within or without the State of Nevada, which has been designated by resolution of the Board of Directors. In the absence of such designation, meetings shall be held at the offices of the corporation in the State of California.

         SECTION 5. FIRST MEETING. The first meeting of the newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute a meeting, provided a quorum shall be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

         SECTION 6. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

         SECTION 7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or any Vice President and shall be called by the President or Secretary at the written request of two directors. Written notice of the time and place of special meetings shall be given to each director (a) personally or by facsimile, in each case at least twenty-four (24) hours prior to the holding of the meeting, or (b) by mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation (or, if it is not so shown on such records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held) at least seventy-two (72) hours prior to the holding of the meeting. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or twenty-four hours (24) after it is delivered to a common carrier for overnight delivery to the recipient. Any notice, waiver of notice or consent to holding a meeting shall state the time, date and place of the meeting but need not specify the purpose of the meeting.

         Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

         Whenever any notice whatever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

         SECTION 8. QUORUM. Presence in person of a majority of the Board of Directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors present and voting at any meeting at which a quorum is then present, shall be the act of the Board of Directors, except as may be otherwise specifically provided by the statutes of Nevada or by the Articles of Incorporation. A meeting at which a quorum is initially present shall not continue to transact business in the absence of a quorum. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors, shall be as valid and effective in all respects as if passed by the Board of Directors in a regular meeting.

         SECTION 9. WAIVER. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         SECTION 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or a committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board. Such written consent shall be filed with the minutes of proceedings of the Board of Directors.

         SECTION 11. TELEPHONIC MEETINGS. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board or committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to the preceding sentence constitutes presence in person at such meeting.

         SECTION 12. ADJOURNMENT. A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn any directors' meeting to another time, date and place. If any meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time, date and place shall be given, prior to the time of the adjourned meeting, to the directors who were not present at the time of adjournment. If any meeting is adjourned for less than twenty-four (24) hours, notice of any adjournment shall be given to absent directors, prior to the time of the adjourned meeting, unless the time, date and place is fixed at the meeting adjourned.

         SECTION 13. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees of the Board of Directors. Such committee or committees shall include at least one member of the Board of Directors, shall have such name or names, shall have such duties and shall exercise such powers as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be an act of the committee.

         SECTION 14. COMMITTEE MINUTES. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

         SECTION 15. COMPENSATION OF DIRECTORS. The directors shall receive such compensation for their services as directors, and such additional compensation for their services as members of any committees of the Board of Directors, as may be authorized by the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 1. PRINCIPAL OFFICERS. The officers of the corporation shall be elected by the Board of Directors after its first meeting after each annual meeting of stockholders and shall be a President, a Secretary and a Treasurer. At that time, the Board of Directors shall also choose a Chairman of the Board who shall be a director. A resident agent for the corporation in the State of Nevada shall be designated by the Board of Directors. Any person may hold more than one office.

         SECTION 2. OTHER OFFICERS. The Board of Directors may also elect a Vice Chairman of the Board, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents, as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         SECTION 3. QUALIFICATION AND REMOVAL. The officers of the corporation mentioned in Section 1 of this Article IV shall hold office until their successors are duly elected and qualified. Any such officer and any other officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.

         SECTION 4. SALARIES. The salaries and compensation of all officers of the corporation shall be fixed by the Board of Directors.

         SECTION 5. RESIGNATION. Any officer may resign at any time by giving written notice to the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         SECTION 7. VICE CHAIRMAN. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

         SECTION 8. PRESIDENT. The President shall be the chief executive officer of the corporation and shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

         SECTION 9. VICE PRESIDENT. The Vice Presidents shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

         SECTION 10. SECRETARY. The Secretary shall act under the direction of the President. Subject to the direction of the President, he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. Except as otherwise provided by statute, he shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

         SECTION 11. ASSISTANT SECRETARIES. The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

         SECTION 12. TREASURER. The Treasurer shall act under the direction of the President. Subject to the direction of the President, he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         SECTION 13. ASSISTANT TREASURER. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

                                    ARTICLE V

                             STOCK AND STOCKHOLDERS

         SECTION 1. ISSUANCE. Every stockholder shall be entitled to have a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the certificate shall contain a statement setting forth the office or agency of the corporation from which stockholders may obtain a copy of a statement or summary of the designations, preferences and relative or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights. The corporation shall furnish to its stockholders, upon request and without charge, a copy of such statement or summary.

         SECTION 2. FACSIMILE SIGNATURES. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, before such certificates shall have been delivered by the corporation, such certificates may nevertheless be issued as though the person or persons who signed such certificates, had not ceased to be an officer of the corporation.

         SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new stock certificate to be issued in place of any certificate alleged to have been lost or destroyed, and may require the making of an affidavit of that fact by the person claiming the stock certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent, require the owner of the lost or destroyed certificate to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

         SECTION 4. TRANSFER OF STOCK. Subject to applicable federal and state securities laws, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate, cancel the old certificate and record the transaction upon its books.

         SECTION 5. RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (other than to express consent to corporate action in writing without a meeting), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action (other than to express consent to corporate action in writing without a meeting), shall not be more than sixty
(60) days prior to such other action.

         SECTION 6. REGISTERED STOCK. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the statutes of Nevada.

         SECTION 7. DIVIDENDS. In the event a dividend is declared, the stock transfer books will not be closed but a record date will be fixed by the Board of Directors, and only stockholders of record on that date shall be entitled to the dividend.

                                   ARTICLE VI

                                 INDEMNIFICATION

         SECTION 1. INDEMNITY OF DIRECTORS, OFFICERS AND AGENTS. The corporation shall, to the fullest extent permitted by Nevada Revised Statutes section 78.751, as the same may be amended, supplemented or superseded from time to time, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Pursuant to said section 78.751, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

         SECTION 2. ENFORCEMENT. Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the corporation or if there is no determination with respect to such request within sixty (60) days from receipt by the corporation of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the corporation for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section 2 of this Article VI where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in the Nevada General Corporation Law. Neither the failure of the corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a right under this Section 2 or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this
Section 2 or otherwise, shall be on the corporation.

         SECTION 3. SETTLEMENT. The corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement. If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of Section 1 of this Article VI, offered or assented to by the opposing party or parties and which is acceptable to the corporation, then, notwithstanding any other provision of this Article VI, the indemnification obligation of the corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

         SECTION 4. PURCHASE OF INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

         SECTION 5. CONDITIONS. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article VI, subject to the imposition of any conditions or limitations as the Board of Directors may deem necessary or appropriate.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         SECTION 1. EXERCISE OF RIGHTS. All rights incident to any and all shares of another corporation or corporations standing in the name of this corporation may be exercised by such officer, agent or proxyholder as the Board of Directors may designate. In the absence of such designation, such rights may be exercised by the Chairman of the Board or the President of this corporation, or by any other person authorized to do so by the Chairman of the Board or the President of this corporation. Except as provided below, shares of this corporation owned by any subsidiary of this corporation shall not be entitled to vote on any matter. Shares of this corporation held by this corporation in a fiduciary capacity and shares of this corporation held in a fiduciary capacity by any subsidiary of this corporation, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give this corporation or such subsidiary binding instructions as to how to vote such shares.

         Solely for purposes of Section 1 of this Article VII, a "subsidiary" of this corporation shall mean a corporation, shares of which possessing more than fifty percent (50%) of the power to vote for the election of directors at the time determination of such voting power is made, are owned directly, or indirectly through one or more subsidiaries, by this corporation.

         SECTION 2. INTERPRETATION. Unless the context of a section of these Bylaws otherwise requires, the terms used in these Bylaws shall have the meanings provided in, and these Bylaws shall be construed in accordance with the Nevada statutes relating to private corporations, as found in Chapter 78 of the Nevada Revised Statutes or any subsequent statute.

                                  ARTICLE VIII

                                   AMENDMENTS

         SECTION 1. STOCKHOLDER AMENDMENTS. The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote upon such matter.

         SECTION 2. AMENDMENTS BY BOARD OF DIRECTORS. The Board of Directors by unanimous written consent or by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders; provided, however, that the stockholders by majority vote may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors.

                                   ARTICLE IX

         "ACQUISITION OF CONTROLLING INTEREST" PROVISIONS OF THE NEVADA
                     GENERAL CORPORATION LAW SHALL NOT APPLY

         The provisions of Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to an acquisition of a controlling interest by Alex Kanakaris pursuant to an increase in voting rights of the issued and outstanding shares of Class A Convertible Preferred Stock of the corporation from three non-cumulative votes per share to twenty (20) non-cumulative votes per share.

         I, THE UNDERSIGNED, being the Secretary of Kanakaris Communications, Inc., DO HEREBY CERTIFY the foregoing to be the Bylaws of said corporation, as adopted by the Board of Directors of the corporation on __________, 2000 and approved at a special meeting of the stockholders of the corporation held on May 24, 2000.


                                            ------------------------------------
                                            Branch L. Lotspeich, Secretary